                                                                   EXHIBIT 10.19

                 AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION
            AS URANCO INC. SHAREHOLDER WITH URANIUM RESOURCES, INC.
                    AND GUARANTEE OF URANIUM RESOURCES, INC.


         This Agreement is made and entered into effective as of March 25, 1997 between Santa Fe Pacific Gold Corporation, a Delaware corporation ("SFPG"), and Uranium Resources, Inc., a Delaware corporation ("URI").

                                   RECITALS:

         1. SFPG owns all of the issued and outstanding shares of capital stock (the "Uranco Stock") of Uranco Inc., a Delaware corporation ("Uranco").

         2. SFPG has heretofore conveyed by deed to Uranco certain mineral interests as specifically set forth herein. This Agreement is the Agreement referred to in those deeds as setting forth the exclusive remedies of the grantee, its successors and assigns, related to the property covered by the deeds.

         3. SFPG has heretofore granted an exploration license to Uranco Inc. which imposes certain obligations upon Uranco Inc.

         4. Simultaneously herewith, Uranco has entered into a Stock Exchange Agreement and Plan of Reorganization (the "Stock Exchange Agreement") with URI pursuant to which SFPG is to exchange the Uranco Stock for 1,200,000 shares of the common stock, $.001 par value per share, of URI (hereinafter the "URI Shares") (the "Exchange").

         5. As a condition to the Exchange, URI is willing to guarantee the obligations of Uranco under the exploration license provided SFPG agrees to compensate it in the event that the title of Uranco to uranium in place in certain properties, the uranium or mineral interests of which were obtained by Uranco from SFPG, should fail.

         6. The parties desire to enter into this Agreement to consummate the Exchange and provide the guarantee by URI of Uranco's obligations under the exploration license.


                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.       SFPG TRANSFER OF URANCO STOCK AND INVESTMENT REPRESENTATION.

         SFPG hereby conveys, transfers and assigns all its right, title and interest in and to the Uranco Stock to URI in consideration of the issuance by URI of the URI Shares, receipt of which is hereby acknowledged by SFPG, in accordance with the terms and conditions set forth in the Stock Exchange Agreement and Plan of Reorganization dated contemporaneously herewith by and between Uranco and URI. SFPG has the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the URI Shares in exchange and consideration for the Uranco Stock as contemplated hereby. SFPG acknowledges that the URI Shares have been issued by URI without registration or qualification or other filings being made under the Federal Securities Act of 1933, as amended, or the securities or "Blue Sky" laws of any state, in reliance upon specific exemptions therefrom, and in furtherance thereof SFPG represents that the URI Shares received by it have been taken for its own account for investment, with no present intention of a distribution or disposition thereof to others. SFPG agrees that the certificates representing the URI Shares issued to it shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT.

SECTION 2.       URI GUARANTEE OF EXPLORATION LICENSE OBLIGATIONS.

         URI guarantees the performance by Uranco of its obligations under the License to Explore and Option to Purchase granted as of March 21, 1997 from SFPG (the "License").

SECTION 3.       [   *   ]


-------------------

* Confidential portion consisting of 2 2/3 pages has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SECTION 4.       SFPG REPRESENTATIONS AND WARRANTIES.

         SFPG represents and warrants to URI that:

         (a) SFPG has heretofore conveyed to Uranco (i) all of the interest reserved by Santa Fe Pacific Railroad Company in the instruments set forth in the Deeds attached hereto at Schedule 3 but excluding coal in place, including development or mineral rights related thereto (the "Mineral Interests") and further excluding the interests described as excluded in the Deeds but subject to the grants and interests stated in the Deeds; and (ii) title to all geological, geophysical and geochemical data and interpretive data, (except data relating to coal, including the development or mining of coal) (the "Technical Data") relating to the Mineral Interests being conveyed by the Deeds; and has delivered to Uranco all Technical Data presently known by Senior Management of SFPG to be in its possession and will deliver copies of all geological, geophysical and geochemical data and interpretive data for the property included in the License within a reasonable time after a written request from Uranco and/or URI.

         (b) The Board of Directors of SFPG has approved the transactions set forth in this Agreement and SFPG has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery by SFPG of this Agreement, the performance by SFPG of its obligations hereunder and the consummation by SFPG of the transactions contemplated hereby have, to the extent necessary, been duly authorized by the appropriate corporate action, and no other proceeding on the part of SFPG is necessary for the execution and delivery thereof and the performance of its obligations hereunder. This Agreement is a legal, valid and binding obligation of SFPG, enforceable in accordance with its terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (c) All consents and approvals required for SFPG to enter into this agreement and to carry out the transaction as set forth herein have been obtained. Neither the execution, delivery or performance of this Agreement by SFPG nor the consummation by SFPG of the transactions contemplated hereby will
(i) conflict with or result in any breach of any provisions of the Articles of Incorporation or By-laws of SFPG or any of its Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or commission; (iii) require the consent or approval of any person; (iv) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in the creation of any lien or other encumbrance on any of the Mineral Interests pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SFPG is a party or by which SFPG or its properties or assets may be bound; or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to SFPG or by which any of its property or assets is bound.

         (d) Except as set forth in Schedule 4(d), there is no Proceeding (as defined below) which has been served on SFPG or, to the Actual Knowledge of Senior Management of SFPG, threatened against or involving SFPG involving the Mineral Interests before any court, arbitrator or administrative or governmental body. There are no Proceedings pending or, to the Actual Knowledge of Senior Management of SFPG, threatened against SFPG arising out of or in any way related to this Agreement or any of the transactions contemplated hereby. As used in this Agreement, "Proceeding" means any action, suit, hearing, arbitration or governmental investigation (whether public or private).

         (e) Senior Management of SFPG has no Actual Knowledge of any failure on the part of Uranco Inc. or its predecessors in title to the mineral interests owned by Uranco Inc. to comply in all material respects with the laws and regulations of federal, state or local governments applicable to such mineral interests, including environmental laws.

         As used in this section, "Senior Management" includes Chairman, President and Chief Executive Officer Patrick M. James, Executive Vice President and Chief Operating Officer Leroy E. Wilkes, Senior Vice President - Corporate Development Bruce D. Hansen, Vice President - Environmental Quality Tim J. Leftwich, and General Counsel and Secretary Wayne Jarke. As used in this section, "Actual Knowledge" means any personal knowledge, as of the date hereof, without making inquiry of any other person and without review of any records of SFPG or otherwise; and

         (f) The revenues generated by the Mineral Interests conveyed by SFPG to Uranco on or before the date of this Agreement did not exceed $5,000,000 over the three-year period preceding the date of this Agreement.

SECTION 5.       URI REPRESENTATIONS AND WARRANTIES.

         URI represents and warrants to SFPG that:

         (a) The Board of Directors of URI has approved the transactions set forth in this Agreement and URI has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder;

         (b) All consents and approvals required for URI to enter into this agreement and to carry out the transaction as set forth herein have been obtained;

         (c) Its representations and warranties contained in Article 2, Sections, 2. 1 through 2.9 of the Stock Exchange Agreement and Plan of Reorganization dated effective as of March 25, 1997, by and between Uranco Inc. and URI are true and correct;

         (d) The URI Shares are fully paid and non-assessable and not subject to preemptive rights;

SECTION 6.       INDEMNIFICATION BY SFPG AND URI.

         (a) SFPG agrees to indemnify and hold URI and Uranco harmless against and in respect of (1) any and all damages resulting from any misrepresentation, breach of any representation or warranty or nonfulfillment of any agreement on the part of SFPG under this Agreement or from any misrepresentations in or omission from any certificate furnished by SFPG hereunder; and (2) any and all actions, suits, proceedings, demands, assessments, judgments, costs and other expenses (including reasonable legal fees) incident to the foregoing.

         (b) URI agrees to indemnify and hold SFPG harmless against and in respect of (1) any and all damages resulting from any misrepresentation, breach of any representation or warranty or nonfulfillment of any agreement on the part of URI under this Agreement or from any misrepresentations in or omission from any certificate furnished by URI hereunder; and (2) any and all actions, suits, proceedings, demands, assessments, judgments, costs and other expenses (including reasonable legal fees) incident to the foregoing.

         (c) Notice of any claims desired to be asserted by a party seeking indemnification ("Indemnitee") against the other party ("Indemnitor") with respect to any matter for which Indemnitee claims indemnification pursuant to this Section 6 shall be served by Indemnitee upon the Indemnitor promptly. Any such notice shall set forth in reasonable detail the basis for the claim asserted. Within 20 days following its receipt of such notice, the Indemnitor shall send written notice to the Indemnitee stating:

                 (1) Whether in its view the claim is one for which the Indemnitee is entitled to indemnification (a "Covered Claim"), and

                 (2) If it acknowledges that the claim is a Covered Claim whether they choose to dispute its validity by participating in any defense of any action brought by a third party with respect to such claim.

         If the Indemnitor fails to furnish such notice within such 20-day period, such failure shall constitute its agreement that the claim is a "Covered Claim" and its election not to participate in the defense of any action on the Claim.

         If Indemnitor fails to furnish such notice or states in such notification that the claim is not a Covered Claim or that it declines to dispute the validity of said Claim, the Indemnitee may defend or settle the claim without the participation of Indemnitor, reserving any rights it might have with respect to indemnification. If Indemnitor acknowledges that the claim is a Covered Claim, then Indemnitor may participate, at its own cost and expense, in any discussions and proceedings relating thereto, provided that it has so notified the Indemnitee of its intention to do so in such notice. If Indemnitor does participate in any discussions and proceedings, Indemnitor shall pay its own costs and expenses in connection therewith.

         Any settlement or compromise made by the Indemnitee in accordance with this Section 5 without the participation of the Indemnitor or any final judgment or decree entered in any claim, suit or action defended only by the Indemnitee alone shall be deemed to have been consented to by, and shall be obligatory and binding upon, the Indemnitor as fully as if the Indemnitor alone had assumed the defense thereof and a final judgment or decree had been entered in such suit or action, or with regard to such claim by a court of competent jurisdiction for the amount of such settlement or compromise, satisfaction, judgment or decree, subject only to the right of the Indemnitor to dispute that any such claim is a Covered Claim if, but only if, the Indemnitor has served the proper notice within the proper time asserting that the claim is not a Covered Claim.

         (d) To the extent, if at all, that a court of competent jurisdiction determines that NMSA 1978, Section 56-7-2 (Repl. Pamp. 1996) applies to any provision of this Agreement, then any and all provisions of indemnification shall not indemnify any indemnitee against loss or damages, for:

         (1)     death of bodily injury to persons; or

         (2)     injury to property; or

         (3) any other loss, damage or expense arising under (i) or (ii) or both; or

         (4) any combination of these, arising from the sole or concurrent negligence of the indemnitee or the agents or employees of the indemnitee or any independent contractor who is directly responsible to the indemnitee, or from any accident which occurs in operations carried on at the direction or under the supervision of the indemnitee or an employee or representative of the indemnitee or in accordance with methods and means specified by the indemnitee or employees or representations of the indemnitee.

         (e) To the extent, if at all, that a court of competent jurisdiction determines that NMSA 1978, Section 56-7-1 applies to the indemnification set forth in this Agreement, the indemnification does not apply to liability, claims, damages, losses or expenses, including attorney fees arising out of:

         (1) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the indemnitee, or the agents or employees of the indemnitee; or

         (2) the giving of or failure to give directions or instructions by the indemnitee, or the agents or employees of the indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

SECTION 7.       COVENANTS OF URI.

         URI for the two year period commencing on the date of the Exchange or until SFPG disposes of all of the URI Shares acquired in the Exchange, whichever is earlier, will cause Uranco to actively engage in the conduct of the trade or business being conducted by Uranco on the date hereof and will not cause or allow Uranco to take any action, or to fail to take any action, which would, or could with the passage of time, adversely affect the qualification of the Exchange under Section 368(a)(1)(B) of the Internal Revenue Code, including but not limited to the following:

         (a) Merge or consolidate Uranco with or into any other corporation;

         (b)     Liquidate or partially liquidate Uranco;

         (c) Cause Uranco to sell or transfer substantially all its assets in a single transaction or series of related transactions;

         (d) Cause Uranco to redeem or otherwise repurchase any of its capital stock;

         (e) Cause Uranco to issue additional shares of its stock (except in connection with an issuance pursuant to employee benefit or compensation plans of Uranco; or

         (f) Cease to engage in the active conduct of the trade or business engaged in by Uranco on the date hereof;

unless URI first obtains, and permits to SFPG to review, an opinion of Baker & Hostetler LLP or other law firm of similar repute, or a ruling from the Internal Revenue Service that such transaction will not adversely affect the qualification of the Exchange under Section 368(a)(1)(B) of the Internal Revenue Code.

         The foregoing shall apply regardless of whether or not the Exchange actually qualifies under Section 368(a)(1)(B) of the Internal Revenue Code.

SECTION 8.       LEGAL OPINIONS.

         The following legal opinions have been exchanged by the parties:

         (a) URI has received the opinion of Modrall, Sperling, Roehl, Harris & Sisk, P.A., counsel to SFPG, dated the Closing Date, substantially to the effect that:

                 (i) SFPG is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

                 (ii) SFPG has full corporate power and authority to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by SFPG and (assuming due and valid authorization, execution and delivery by URI) constitutes the legal, valid and binding agreement of SFPG, enforceable in accordance with its terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (iii) The execution and performance by SFPG of this Agreement will not violate the Certificate of Incorporation or By-Laws of SFPG, respectively, and, to the knowledge of such counsel, will not violate, result in a breach of or constitute a default under any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree to which SFPG is a party or by which they or any of their properties or assets may be bound.

                 (iv) After inquiry of the officers of SFPG, such counsel has no knowledge of any consent, approval, authorization or order of any court or governmental agency or body which has not been obtained but which is required on behalf of SFPG for the consummation of the transactions contemplated by this Agreement.

                 (v) After inquiry of the officers of SFPG, such counsel has no knowledge of any actions, suits or proceedings, pending or threatened against or affecting SFPG by any governmental entity which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

         (b) SFPG has received the opinion of Baker & Hostetler LLP, counsel to URI, dated the Closing Date, substantially to the effect that:

                 (i) The incorporation, existence and good standing of URI are as stated in this Agreement.

                 (ii) URI has full corporate power and authority to execute, deliver and perform this Agreement and the Stock Exchange Agreement and this Agreement and the Stock Exchange Agreement have been duly authorized, executed and delivered by URI and (assuming due and valid authorization, execution and delivery by Uranco) constitute the legal, valid and binding agreements of URI, enforceable in accordance with their terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (iii) The execution and performance by URI of this Agreement and the Stock Exchange Agreement will not violate the Certificate of Incorporation or ByLaws of URI, respectively, and, to the knowledge of such counsel, will not violate, result in a breach of or constitute a default under any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree to which URI is a party or by which it or any of its properties or assets may be bound.

                 (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body which has not been obtained is required on behalf of URI for the consummation of the transactions contemplated by this Agreement or the Stock Exchange Agreement.

                 (v) To the knowledge of such counsel, there are no actions, suits or proceedings, pending or threatened against or affecting URI by any governmental entity which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or the Stock Exchange Agreement.

                 (vi) The Shares have been duly authorized and are validly issued and outstanding and are fully paid and nonassessable.

                 (vii) The shares of URI Common Stock issued in the Exchange have been listed on the Nasdaq National Market subject to official notice of issuance.

SECTION 9.       PUBLIC ANNOUNCEMENTS.

         URI and SFPG will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation. Notwithstanding the foregoing, SFPG and URI shall not be prohibited from issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby as may be required under applicable law, but in any such event, SFPG or URI, as the case may be, shall notify the other party prior to taking such action.

SECTION 10.      NASDAQ NATIONAL MARKET.

         URI shall use its reasonable best efforts to list on the Nasdaq National Market, upon official notice of issuance, the shares of URI Common Stock to be issued to SFPG in connection with the Exchange.

SECTION 11.      FEES AND EXPENSES.

         All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, except as otherwise specifically set forth in this Agreement or in the Registration Rights Agreement.

SECTION 12.      REASONABLE EFFORTS.

         Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts after the Closing, to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Exchange and the other transactions contemplated by this Agreement and the prompt satisfaction of the conditions hereto, including (a) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (b) the obtaining of all necessary consents, approvals or waivers from third parties, and (c) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.

SECTION 13.      NOTICES.

         All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery, if delivered personally or faxed during normal business hours of the recipient, or three days after deposit in the U.S. Mail, postage prepaid, if mailed by registered or certified mail (return receipt requested) as follows:

         (a)     if to SFPG, to:

                 Santa Fe Pacific Gold Corporation
                 6200 Uptown Blvd. NE
                 Albuquerque, New Mexico 87110
                 Attention: Wayne Jarke, General Counsel
                 Fax No.: (505) 880-5437

                 with a copy to:

                 Modrall Law Firm
                 500 Fourth Street NW, Suite 1000
                 Albuquerque, New Mexico 87102
                 Attention: John R. Cooney
                 Fax No.: (505) 848-1889

         (b)     If to URI, to:

                 Uranium Resources, Inc.
                 12750 Merit Drive, Suite 1020
                 Box 12
                 Dallas, Texas 75251
                 Attention: President
                 Fax No.: (214) 387-7779

                 with a copy to:

                 Baker & Hostetler LLP
                 303 East 17th Avenue, Suite 1100
                 Denver, Colorado 80203
                 Attention:  Alfred C. Chidester
                 Fax No.: (303) 861-7805

SFPG and URI may hereafter notify the other of changes in the information set forth in this section, which changes shall be effective if given in compliance with this section.

SECTION 14.      ASSIGNABILITY AND PARTIES IN INTEREST.

         This Agreement shall inure to the benefit of and be binding upon URI and SFPG and their respective successors and assigns. The assigning party shall give notice of such assignment within 20 days after the effective date of assignment. Any assignment shall be of the entire Agreement.

SECTION 15.      CHOICE OF LAW, CHOICE OF FORUM AND ATTORNEYS' FEES.

         This Agreement shall be governed by and construed in accordance with the internal law of the State of New Mexico without giving effect to conflicts of law principles thereof. SFPG and URI agree that all litigation arising out of or related to this Agreement for the performance or non-performance of actions contemplated by this Agreement shall be brought in a federal or state court of competent jurisdiction within the state of New Mexico. SFPG and URI consent to jurisdiction of such a court. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

SECTION 16.      COUNTERPARTS.

         This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

SECTION 17.      COMPLETE AGREEMENT.

         This agreement is entered into by the parties in connection with a transaction involving the transfer of common stock of Uranco owned by SFPG to URI in exchange for common stock of URI, the grant by URI to SFPG of registration rights with respect to the stock of URI issued to SFPG, the grant by SFPG to Uranco of a license to explore and an option to purchase in exchange for certain commitments by Uranco, and the guarantee by URI of certain obligations of Uranco to SFPG. In order to effect this transaction, certain of the parties have contemporaneously entered into certain agreements, specifically, the Stock Exchange Agreement and Plan of Reorganization (URI and Uranco); this Agreement; the License to Explore and Option to Purchase (SFPG and Uranco); and the Registration Rights Agreement (SFPG and URI). All of such agreements, together with all exhibits or schedules thereto and documents delivered pursuant thereto, contain the entire agreement among the parties with respect to the contemplated transaction, and shall supersede all previous writings and all previous or contemporaneous oral negotiations, commitments, and understandings.

SECTION 18.      CONFIDENTIALITY AGREEMENT.

         The Parties have heretofore entered into a Confidentiality Agreement dated August 26, 1996, which is incorporated herein by reference and which shall continue to govern the conduct of the Parties.

SECTION 19.      INTERPRETATION.

         The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 20.      SEVERABILITY.

         Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction be ineffective as to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                                        SANTA FE PACIFIC GOLD CORPORATION



Date: March 25, 1997                    By: /s/  Bruce D. Hansen
                                            ----------------------------------
                                            Name:    Bruce D. Hansen
                                            Title:   Senior Vice-President-
                                                     Corporate Development


                                                   URANIUM RESOURCES, INC.



Date: March 25, 1997                    By: /s/  Paul K. Willmott
                                            ----------------------------------
                                            Name:  Paul K. Willmott
                                            Title: President

                                   Schedule 3


3.1      Category I, McKinley County

3.2      Category I Claims, McKinley County

3.3      Category I, Sandoval County

3.4      Category II, McKinley County

3.5      Category II, Cibola County

3.6      Category II Royalty, Cibola County

3.7      Category II, Sandoval County

3.8      Category II, Bernalillo County

                                                                   EXHIBIT 10.19



                                 Schedule 4(d)

         Navajo Nation land and jurisdictional claims: Since 1982, the Navajo Nation has asserted title and jurisdictional claims over lands in the checkerboard area in northwestern New Mexico outside the boundaries of the recognized Navajo Reservation, including portions of McKinley County, where some of the mineral interests subject to this Agreement are located. While the federal courts have rejected claims to title to lands, see Navajo Tribe v. New Mexico, 809 F.2d 1455 (10th Cir. 1987), the courts have acknowledged the potential for the exercise of off-reservation civil jurisdiction over non-Indians by the Navajo Nation. See Pittsburg & Midway Coal Mining Co. v. Watchman, 52 F.3d 1531 (10th Cir. 1995); Texaco, Inc. v. Zah, 5 F.3d 1374 (10th
Cir. 1993).

         In view of these assertions, there is the potential that the Navajo Nation will assert title to, or jurisdiction over, the mineral interests subject to this Agreement located in McKinley County, New Mexico. While title claims were rejected, the decision was not on the merits, but was founded on the fact that the United States was immune from suit, that the suit should have been brought under the Indian Claims Commission Act of 1946, and the suit could not proceed against the remaining defendants, including Santa Fe Mining, Inc. , because the United States was an indispensable party. Accordingly, the decision could be read to have barred the claim or remedy, but not the underlying rights to title to the lands. As reflected in Pittsburg & Midway, the Navajo Nation aggressively asserts civil jurisdiction, including taxation and regulatory authority, to off-reservation areas within the territorial confines of the "Navajo Nation" as the Nation defines that term in 7 N.N.C.
Section 254. While Santa Fe Pacific Gold Corporation and Uranco Inc. have not attempted to determine whether the mineral interests subject to this agreement would fall within the area over which the Navajo Nation would assert title or jurisdiction, neither company are presently aware of any Navajo Nation claim that would include the mineral interests subject to this Agreement that are located in Bernalillo, Cibola, or Sandoval Counties.

                                                                   EXHIBIT 10.19



AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103

                                        DEED
                                                                      Category I
                                                                      McKinley

STATE OF NEW MEXICO       )
COUNTY OF McKINLEY        )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in McKinley County, New Mexico more particularly described in Exhibit B hereto, less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

                 LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997, (a copy of which is maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreement must be brought within the time period set forth in such agreement.

                 CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this 21 day of March, 1997.





                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By:/s/ BRUCE D. HANSEN
                                           ------------------------------------
(Seal)                                         Bruce D. Hansen
                                               Senior Vice President-Corporate
                                               Development


STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce
D. Hansen as Senior Vice President-Corporate Development of Santa Fe Pacific Gold Corporation.



(Seal)                                  /s/ JACQUELINE WALSTON
                                            ----------------------------------
                                            Jacqueline Walston
                                            Notary Public

                                        My commission expires: January 28, 1998
                                                               -----------------

                                   EXHIBIT A

                        CATEGORY I DEED, MCKINLEY COUNTY
                       Deeds Reserving Mineral Interests

Warranty Deed dated October 15, 1945 from Santa Fe Pacific Railroad
         Company to Fernandez Company, recorded in Book 12 DR, Page 536, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 4, 1952 from Santa Fe Pacific Railroad
         Company to Hazel W. Prewitt, recorded in Book 11 Misc., Page 370, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 15, 1945 from Santa Fe Pacific Railroad
         Company to Harold F. Prewitt and Hazel W. Prewitt, recorded in Book 12 of Deeds, Page 482, in the official records of McKinley County, New Mexico.

Warranty Deed dated April 16, 1951 from Santa Fe Pacific Railroad Company to
         Nabor Marquez.

Warranty Deed dated February 6, 1947, from Santa Fe Pacific Railroad Company to
         Nabor Marquez, recorded in Book 13 of Deeds, Page 165, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 16, 1948, from Santa Fe Pacific Railroad Company to
         W. A. Berryhill, recorded in Book 13 of Deeds, Page 298, in the official records of McKinley County, New Mexico.

Warranty Deed dated August 16, 1950, from Santa Fe Pacific Railroad Company to
         Rose C. Eaves, recorded in Book 10 of W. D., Page 423, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 15, 1947, from Santa Fe Pacific Railroad Company to
         Hazel W. Prewitt, an individual, and Hazel W. Prewitt, Guardian Estate of Joan M. Prewitt, a minor, recorded in Book 13 of Deeds, Page 240, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 14, 1929, from Santa Fe Pacific Railroad Company to the
         United States of America, In Trust for the Navajo Tribe, recorded in Book 7 of Deeds, Page 243, in the official records of McKinley County, New Mexico.

Warranty Deed dated November 1, 1948, from Santa Fe Pacific Railroad Company to
         W. F. Pitt and Susie Bell Pitt, husband and wife, recorded in Book 9 of
         W. D., Page 53, in the official records of McKinley County, New Mexico.

Warranty Deed dated December 1, 1944, from Santa Fe Pacific Railroad to Harold
         P. Prewitt and Hazel W. Prewitt, recorded in Book 12 of Deeds, Page 440, in the official records of McKinley County, New Mexico.

                                   EXHIBIT B

                        CATEGORY I DEED, MCKINLEY COUNTY
                CONVEYANCE OF ALL MINERALS EXCEPT COAL TO URANCO
                               (Revised 03/10/97)

MERIDIAN: NMPM                                                        ACRES

                         Township 13 North, Range 8 West
                         -------------------------------

Section 13       Lots 1-4, W/2 NE/4, W/2 SE4, W/2                     645.36

Section 15       All                                                  640.00

Section 17       All                                                  640.00


                         Township 13 North, Range 9 West
                         -------------------------------

Section  1       Lots 1-4, S/2 N/2, S/2                               640.80

Section  3       Lots 1-4, S/2 N/2, S/2                               640.24

Section  5       Lots 1-4, S/2 N/2, S/2                               640.00

Section  7       Lots 1-4, E/2 W/2, E/2                               648.08

Section  9       All, except that portion of E/2 and                  379.92
                 East 360 ft. of E/2 W/2 described in
                 Quitclaim Deed to USA dated 3/3/87

Section 11       All                                                  640.00

Section 13       All                                                  640.00

Section 15       All                                                  640.00

Section 17       All                                                  640.00

                         Township 13 North, Range 10 West
                         --------------------------------

Section  1       Lots 1-4, S/2 N/2, S/2                               638.80

Section  3       Lots 1-4, S/2 N/2, S/2                               638.16

Section 11       All                                                  640.00

Section 13       All                                                  640.00

                         Township 14 North, Range 10 West
                         --------------------------------

Section  1       All, except 29.98 ac. in Baca Rail Spur              610.66

Section  3       All                                                  640.88

Section  5       All                                                  640.40

Section  7       All                                                  651.04

Section  9       All                                                  640.00

Section 13       All                                                  640.00

Section 15       All, except 4.484 ac. for gas pipeline               607.54
                 R/W and 27.973 ac. for Baca Rail Spur

Section 17       All                                                  640.00

Section 21       All, except 33.09 ac. in Baca Rail Spur              606.91

Section 23       All                                                  640.00

Section 25       All                                                  640.00

Section 27       All                                                  640.00

Section 29       All, except 32.24 ac. in Baca Rail Spur              607.76

Section 33       All                                                  640.00

Section 35       All                                                  640.00

                         Township 15 North, Range 10 West
                         --------------------------------

Section  5       All                                                  641.92

Section  7       All                                                  667.36

Section  9       All                                                  640.00

Section 11       All, except 30.73 ac. in Baca Rail Spur              609.27

Section 15       All, except 27.85 ac. in Baca Rail Spur              612.15

Section 17       All                                                  640.00

Section 19       All                                                  665.04

Section 21       All                                                  640.00

Section 27       All                                                  640.00

Section 29       All                                                  640.00

                         Township 16 North, Range 10 West
                         --------------------------------

Section  7       All                                                  672.48

Section 19       All                                                  669.80

                         Township 19 North, Range 11 West
                         --------------------------------

Section 10       All                                                  640.00

Section 11       All                                                  640.00

Section 15       All                                                  640.00

Section 17       All                                                  640.00

Section 18       All                                                  637.60

Section 19       All                                                  638.44

Section 20       All                                                  640.00

Section 29       N/2, SW/4, N/2 SE/4, SE/4 SE/4                       600.00

Section 30       All                                                  639.20

Section 31       All                                                  638.36

                         Township 17 North, Range 14 West
                         --------------------------------

Section 13       Lots 1-4                                               7.32

Section 25       Lots 1-4                                              11.58

                         Township 16 North, Range 16 West
                         --------------------------------

Section  7       Lot 4, S/2 and NE/4 of Lot 3, NE/4,                  481.14
                 SE/4, E/2 SW/4, NE/4 SE/4 NW/4, S/2
                 SE/4 NW/4

Section  7       Lots 1, 2, NW/4 of Lot 3, NE/4 NW/4,                 114.78
                 NW/4 SE/4 NW/4

Section  9       N/2 NW/4, N/2 S/2 NW/4, S/2 SW/4 NW/4,              220.00
                 SW/4 SE/4 NW/4, N/2 NW/4 SW/4, SW/4
                 NW/4 SW/4, NW/4 NE/4 SW/4, N/2 NW/4
                 NE/4, SW/4 NW/4 NE/4

Section  9       SE/4, S/2 NE/4, NE/4 NE/4, SE/4 NW/4                420.00
                 NE/4, S/2 SW/4, E/2 NE/4 SW/4, SW/4 NE/4
                 SW/4, SE/4 NW/4 SW/4, SE/4 SE/4 NW/4

Section 17       S/2, N/2 NW,/4, SW/4 NW/4                           440.00

Section 17       NE/4, SE/4 NW/4                                     200.00

                 Township 16 North, Range 17 West
                 --------------------------------

Section 13       All                                                 640.00
                                                                  ---------
                 County Total                                     36,102.99

COMPANY:           GOLD
STATE:   NM
COUNTY:  SANDOVAL

                 Township 12 North, Range 3 West
                 -------------------------------

Section 19       NW/4, SE/4                                          320.00
                                                                     ------

                         County Total                                320.00
                                                                     ------

                         GRAND TOTAL:                             36,422.99
                                                                  =========





                                   EXHIBIT C

                        CATEGORY I DEED, MCKINLEY COUNTY
                          Items Not Included in Grant

Any interest in or under the property in Section 1 and 15, T.14N., R.10W., as described in the Special Warranty Deed dated November 23, 1983, between Betty Lou Wilcoxson Harris and Phil Harris to SF Coal Corporation, recorded in Book 35 of Deeds, Page 590, in the official records of McKinley County, New Mexico.

Any interest in or under the property in Sections 21 and 29, T.14N., R.10W., as described in the Special Warranty Deed dated November 9, 1983, between Leroy Navarre and Billie Ione Navarre and SF Coal Corporation recorded in Book 35 of Deeds, Page 585, in the official records of McKinley County, New Mexico.

Any interest in or under the property in Sections 11 and 15, T.15N., R.10W., as described in the Quitclaim Deed dated November 23, 1983, between R. M. Albers and Imogene Albers and SF Coal Corporation, recorded in Book 35, Page 598, in the official records of McKinley County, New Mexico.

Any and all right, title and interest retained by Grantor in that certain Surface Use Agreement by and between Santa Fe Pacific Railroad Company and R.M. Albers, et al., dated June 3, 1980, a memorandum of which was recorded at Book 78, Page 252-253 of the official records of McKinley, County, New Mexico.

Any and all right, title and interest retained by Grantor in that certain Agreement by and between Santa Fe Pacific Railroad Company and Fernandez Company, Ltd., dated July 31, 1979, a memorandum of which was recorded at Book 76, Page 938 of the official records of McKinley County, New Mexico, which agreement was partially released on April 2, 1982, which release is recorded at Book 52, Pages 961 -962 of the official records of McKinley County New Mexico, and which Agreement was amended on March 2, 1987, a memorandum of which was recorded in Book 90 Misc., Pages 639-642 of the official records of McKinley County, New Mexico.

                                  EXHIBIT D

                          CATEGORY I, MCKINLEY COUNTY
                         Items to which Deed is Subject

Stipulation in the District Court of McKinley County, New Mexico, case entitled Santa Fe Pacific Railroad Company, a corporation, Plaintiff v. Duane Berryhill and Nelda Berryhill, his wife, et. al., No. 8287, filed for record on July 25, 1953 at 9:30 a.m., recorded in Vol. 93, Folio 225, Valencia County records.

Lease Option Agreement dated October 8, 1987, between Cerrillos Land Company and Santa Fe Energy Company, as amended on July 1, 1988, and as amended on December 1, 1989, a memorandum of which is recorded in Book 2, Page 1630, in the official records of McKinley County, New Mexico.

Uranium Mining Lease and Agreement dated March 21, 1957, between Santa Fe Pacific Railroad Company and Quinta Corporation, as it affects the NE/4 and SE/4 NW/4 of Section 17, T.16N., R.16W., McKinley County, New Mexico.

Surface Owners Agreement dated February 17, 1959 between Santa Fe Pacific Railroad Company and the Navajo Tribe of Indians recorded in Book 36, pages 25-29, in the official records of McKinley County, New Mexico.

Waiver of Mineral Development Rights for Taylor Substation Site and Access Roadway dated November 13, 1973, from Santa Fe Pacific Railroad Company to Plains Electric Company, recorded in Book 44, Page 932, in the official records of McKinley County, New Mexico, covering two parcels of land in Lots 3 and 4,
Section 1, T.13N., R.10W.

Uranium Mining Lease dated December 4, 1980 from Santa Fe Pacific Railroad Company to Teton Exploration Drilling Company covering NE/4 NW/4, Lots 1 and 2, NW/4 SE/4 NW/4 and NW/4 of Lot 3 in Section 7,T.16N., R.16W. and all of Section 13, T.16N., R.17W., McKinley County, New Mexico.

Surface Owners Agreement by and between Santa Fe Pacific Railroad Company and Fernandez Company, Ltd., dated July 31, 1979, a memorandum of which was recorded at Book 76, Page 938 of the official records of McKinley County, New Mexico, which agreement was partially released on April 2, 1982, which release is recorded at Book 52, Pages 961-962 of the official records of McKinley County New Mexico, and which Agreement was amended on March 2, 1987, a memorandum of which was recorded in Book 90 Misc., Pages 639-642 of the official records of McKinley County, New Mexico.

Surface Use Agreement by and between Santa Fe Pacific Railroad Company and R.M. Albers, et al., dated June 3, 1980, a memorandum of which was recorded at Book 78, Page 252-253 of the official records of McKinley County, New Mexico.

Minerals Lease dated May 1, 1993, between Santa Fe Pacific Minerals Corporation and Quivira Mining Company, a memorandum of which is recorded in Book 7 of Comp., Page 439, in the official records of McKinley County, New Mexico, as it covers All of Sections 13, 23, and 25, and a portion of Section 15, T.14N., R.10W.

Special Warranty Deed dated June 25, 1993, (effective 6-26-93) from Hospah Coal Company, Santa Fe Pacific Minerals Corporation, Santa Fe Pacific Mining, Inc., The Atchison, Topeka and Santa Fe Railway Company, and the Star Lake Railroad Company to San Juan Basin Coal Holding Company, recorded in Book 6 Comp., Page 8560, of the official records of McKinley County, New Mexico, covering coal and coal development rights or mining rights.

Special Warranty Deed dated effective June 25, 1993, from Santa Fe Pacific Minerals Corporation to Hanson Natural Resources Company covering coal and related mining rights in Section 19, T.16N., R. 10W., McKinley County, New Mexico, recorded in Book 6 Comp., Page 8457 in the official records of McKinley County, New Mexico. (SFPG-47567)

Special Warranty Deed dated effective June 25, 1993, from Santa Fe Pacific Minerals Corporation to Hanson Natural Resources Company covering coal and related mining rights in Section 7, T.16N. R.10W., recorded in Book 6 Comp., Page 8480, in the official records of McKinley County. (SFPG-47573)

Amended and Restated San Juan Basin Agreement dated June 25, 1993, by and between Hospah Coal Company, Hanson Natural Resources Company and Chaco Energy Company.

Road Use and Overpass Construction Agreement dated February 16, 1984 between Ranch Road, Inc. and SF Coal Corporation, as it covers Section 21, T.14N. , R.10W., McKinley County, New Mexico. (SFPG-32-001-SR-19)

Real Estate Taxes for the years 1997 and subsequent years.

AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103


                                        DEED

                                                               Category I Claims
                                                                        McKinley

STATE OF NEW MEXICO      )
COUNTY OF McKINLEY       )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest of Grantor in the instruments described in Exhibit A hereto.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997, (a copy of which is maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreement must be brought within the time period set forth in such agreement.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this 21 day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By: /s/ BRUCE D. HANSEN
                                            -----------------------------------
(Seal)                                      Bruce D. Hansen
                                            Senior Vice President-Corporate
                                            Development


STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce D. Hansen as Senior Vice President-Corporate Development of Santa Fe Pacific Gold Corporation.



(Seal)                                  /s/ JACQUELINE WALSTON
                                            -----------------------------------
                                            Jacqueline Walston
                                            Notary Public

                                        My commission expires:  01/28/98
                                                                ---------------

                                   EXHIBIT A


                          MCKINLEY COUNTY, NEW MEXICO
                               WEST LARGO PROJECT
                            32-010-002 / 32-010-0003

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 21                     53       1                NMMC 50374
                          123      620              * amended
                          123      655              * amended

ID 22                     53       2                NMMC 50375

                          123      616              * amended
                          123      657              * amended

ID 23                     53       3                NMMC 50376

                          123      602              * amended
                          123      659              * amended

ID 24                     53       4                NMMC 50377

                          123      618              * amended
                          123      661              * amended

ID 25                     53       5                NMMC 50378

                          123      600              * amended
                          123      663              * amended

ID 26                     53       6                NMMC 50379

                          123      604              * amended
                          123      665              * amended

ID 27                     53       7                NMMC 50380

                          123      606              * amended
                          123      667              * amended

ID 28                     53       8                NMMC 50381
                          123      624              * amended
                          123      669              * amended

ID 29                     53       9                NMMC 50382
                          123      608              * amended
                          123      671              * amended

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 30                     53       10               NMMC 50383
                          123      626              * amended
                          123      673              * amended

ID 31                     53       11               NMMC 5172
                          109      775              * amended
                          122      725              * amended

ID 32                     53       12               NMMC 5173
                          109      776              * amended
                          118      382              * amended

ID 33                     53       13               NMMC 5174
                          109      777              * amended

ID 34                     53       14               NMMC 5175
                          109      778              * amended

ID 35                     53       15               NMMC 5176
                          109      779              * amended

ID 36                     53       16               NMMC 5177
                          109      780              * amended

ID 37                     53       17               NMMC 5178
                          109      781              * amended

ID 38                     53       18               NMMC 5179
                          109      782              * amended
                          122      723              * amended

ID 39                     53       19               NMMC 50384
                          123      594              * amended
                          123      675              * amended

ID 40                     53       20               NMMC 50385
                          123      592              * amended
                          123      677              * amended

ID 41                     53       21               NMMC 50386
                          123      622              * amended
                          123      679              * amended

ID 42                     53       22               NMMC 50387
                          123      598              * amended
                          123      681              * amended

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 43                     53       23               NMMC 50388
                          123      628              * amended
                          123      683              * amended


ID 44                     53       24               NMMC 50389
                          123      614              * amended
                          123      685              * amended

ID 45                     53       25               NMMC 5180
                          109      783              * amended

ID 46                     53       26               NMMC 50390
                          123      635              * amended

ID 47                     53       27               NMMC 50391
                          123      637              * amended

ID 48                     53       28               NMMC 50392
                          123      639              * amended

ID 49                     53       29               NMMC 50393
                          123      641              * amended

ID 50                     53       30               NMMC 50394
                          123      643              * amended

ID 51                     53       31               NMMC 50395
                          123      590              * amended
                          123      687

ID 87                     79       702              NMMC 50396
                          123      596              * amended
                          123      689              * amended

ID 88                     79       703              NMMC 50397
                          123      612              * amended
                          123      691              * amended

ID 89                     79       704              NMMC 50398
                          123      610              * amended
                          123      693              * amended

ID 90                     79       705              NMMC 50399
                          123      645              amended

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 91                     79       706              NMMC 50400
                          123      647              * amended

ID 95                     79       710              NMMC 50403
                          123      651              * amended

ID 96                     79       711              NMMC 50401
                          123      649              * amended

ID 97                     79       712              NMMC 50402
                          123      653              * amended

ID 52                     53       32               NMMC 9098
                          112      629              * amended
                          123      697              * amended

ID 53                     53       33               NMMC 9099
                          112      630              * amended
                          123      699              * amended

ID 54                     53       34               NMMC 9100
                          112      631              * amended
                          123      701              * amended

ID 55                     53       35               NMMC 9101
                          112      632              * amended
                          123      703              * amended

ID 56                     53       36               NMMC 9102
                          112      633              * amended
                          123      705              * amended

ID 57                     53       37               NMMC 9103
                          112      634              * amended
                          123      707              * amended

ID 58                     53       38               NMMC 9104
                          112      635              * amended
                          123      709              * amended

ID 59                     53       39               NMMC 9105
                          112      636              * amended
                          123      711              * amended

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 60                     53       40               NMMC 9106
                          112      637              * amended
                          123      713              * amended

ID 61                     53       41               NMMC 9107
                          112      638              * amended
                          123      715              * amended

ID 62                     53       42               NMMC 9108
                          112      639              * amended
                          123      717              * amended

ID 63                     53       43               NMMC 9109
                          112      640              * amended
                          123      719              * amended

ID 64                     53       44               NMMC 9110
                          112      641              * amended
                          123      721              * amended

ID 65                     53       45               NMMC 9111
                          112      642              * amended
                          123      723              * amended

ID 66                     53       46               NMMC 9112
                          112      643              * amended
                          123      725              * amended

ID 67                     53       47               NMMC 9113
                          112      644              * amended
                          123      727              * amended

ID 68                     53       48               NMMC 9114
                          112      645              * amended
                          123      729              * amended

ID 69                     53       49               NMMC 9115
                          112      646              * amended
                          123      731              * amended

ID 70                     53       50               NMMC 9116
                          112      647              * amended
                          123      733              * amended

ID 71                     53       51               NMMC 9117
                          112      648              * amended
                          123      735              * amended

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 72                     53       52               NMMC 9118
                          112      649              * amended
                          123      737              * amended

ID 73                     53       53               NMMC 9119
                          112      650              * amended
                          123      739              * amended

ID 74                     53       54               NMMC 9120
                          112      651              * amended
                          123      741              * amended

ID 75                     53       55               NMMC 9121
                          112      652              * amended
                          123      743              * amended

ID 76                     53       56               NMMC 9122
                          112      653              * amended
                          123      745              * amended

ID 77                     53       57               NMMC 9123
                          112      654              * amended
                          123      747              * amended

ID 78                     53       58               NMMC 9124
                          112      655              * amended
                          123      749              * amended

ID 79                     53       59               NMMC 9125
                          112      656              * amended
                          123      751              * amended

ID 80                     53       60               NMMC 9126
                          112      657              * amended
                          123      753              * amended

ID 81                     53       61               NMMC 9127
                          112      658              * amended
                          123      755              * amended

ID 82                     53       62               NMMC 9128
                          112      659              * amended
                          123      757              * amended

ID 83                     53       63               NMMC 9129
                          112      660              * amended
                          123      759              * amended

                          RECORDING DATA            BLM SERIAL
CLAIM NAMES               BOOK     PAGE             NUMBERS
-----------               --------------            ----------
ID 84                     53       64               NMMC 9130
                          112      661              * amended
                          123      761              * amended

ID 85                     53       65               NMMC 9131
                          112      662              * amended
                          123      763              * amended

ID 86                     53       66               NMMC 9132
                          112      663              * amended
                          123      765              * amended

ID 98                     112      799              NMMC 9133
                          123      767              * amended

Located in Sec. 20, 21, 22, 27, 28, 29, 32, 33, 34 15N-10W

                                                                   EXHIBIT 10.19



AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103

                                        DEED
                                                                      Category I
                                                                        Sandoval

STATE OF NEW MEXICO               )
COUNTY OF SANDOVAL                )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in Sandoval County, New Mexico more particularly described in Exhibit B hereto, less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997, (a copy of which is maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreement must be brought within the time period set forth in that agreement.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this 21 day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By: /s/ BRUCE D. HANSEN
                                            -----------------------------------
(Seal)                                          Bruce D. Hansen
                                                Senior Vice President-Corporate
                                                Development



STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce D. Hansen as Senior Vice President-Corporate Development of
Santa Fe Pacific Gold Corporation.


                                        /s/ JACQUELINE WALSTON
                                        ---------------------------------------
                                            Jacqueline Walston
(Seal)                                      Notary Public

                                        My commission expires:  01/28/98
                                                                ---------------

                                   EXHIBIT A




                        CATEGORY I DEED, SANDOVAL COUNTY
                       Deeds Reserving Mineral Interests


Warranty Deed dated September 8, 1949, from Santa Fe Pacific Railroad Company to Lou C. Evans.

                                   EXHIBIT B


                        CATEGORY I DEED, SANDOVAL COUNTY
                CONVEYANCE OF ALL MINERALS EXCEPT COAL TO URANCO
                               (Revised 03/10/97)

COMPANY: GOLD
STATE:   NM
COUNTY:  SANDOVAL

MERIDIAN: NMPM                                                      ACRES
                                                                    -----
               Township 12 North, Range 3 West
               -------------------------------

Section  19 NW/4, SE/4                                             320.00
                                                                   ------

                              County Total                         320.00
                                                                   ------

                                   EXHIBIT C



                        CATEGORY I DEED, SANDOVAL COUNTY
                          Items Not Included in Grant


                                      None

                                   EXHIBIT D




                        CATEGORY I DEED, SANDOVAL COUNTY
                         Items to which Deed is Subject


Lease Option Agreement dated October 8, 1987, between Cerrillos
Land Company and Santa Fe Energy Company, as amended on July 1,
1988, and as amended on December 1, 1989.

                                                                   EXHIBIT 10.19



AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P.O. Box 2168
Albuquerque, New Mexico 87103


                                        DEED

                                                                     Category II
                                                                        McKinley

STATE OF NEW MEXICO       )
COUNTY OF McKINLEY        )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest in uranium reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in McKinley County, New Mexico more particularly described in Exhibit B hereto (the "Property"), less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997 and that certain LICENSE TO EXPLORE AND OPTION TO PURCHASE by and between Grantor and Grantee, dated effective as of March 21, 1997 (copies of which are maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreements must be brought within the time period set forth in such agreements.

         CONVEYANCE SUBJECT TO THE OBLIGATION TO PURCHASE ENTIRE MINERAL ESTATE. The grant of this deed is subject to the following right of Grantor. At such time as Grantee or its successors or assigns applies for a mining permit with respect to the Property or performs any activities on the Property which would require a mining permit, Grantor shall have the right to require Grantee or its successors or assigns to purchase all of the mineral estate (except coal in place including development or mining rights related to coal) owned by Grantor on the portion of the Property which is the subject of the mining permit or activities which would require a mining permit for a purchase price of $200 per acre (the "Purchase

Price"), which Purchase Price shall be paid within 30 days after Grantor declares its right to require the purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         Additionally, Grantor grants to Grantee or its successor and assigns for a period of 99 years from the date of this Deed the option to purchase all of the remaining mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor in all or any portion of the Property for a total purchase price of $200 per acre (the "Purchase Price"), which Purchase Price will be payable within 30 days after Grantee or its successors or assigns elects to exercise the option to purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         The Spot Price shall mean that price at which uranium may be purchased for delivery within one year, as reported by TradeTech or its successors in interest, or, in the absence of TradeTech or a successor in interest, another accepted industry publication.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

            WITNESS its hand and seal this 21st day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By: /s/ BRUCE D. HANSEN
                                            -----------------------------------
(Seal)                                          Bruce D. Hansen
                                                Senior Vice President-Corporate
                                                Development

STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce
D. Hansen as Senior Vice President Corporate Development of Santa Fe Pacific Gold Corporation.




                                        /s/ JACQUELINE WALSTON
                                        ---------------------------------------
                                            Jacqueline Walston
(Seal)                                      Notary Public


                                        My commission expires: 01/28/98
                                                               ----------------

                                   EXHIBIT A


                       CATEGORY II DEED, MCKINLEY COUNTY
                       Deeds Reserving Mineral Interests


Warranty Deed dated January 2, 1946, from Santa Fe Pacific Railroad Company to Tom L. Elkins, recorded in Book 9 of Warranty Deeds, Page 93, in the official records of McKinley County, New Mexico.

Warranty Deed dated February 23, 1937, from Santa Fe Pacific Railroad Company to Margaret A. Prewitt, recorded in Book 10 of Deeds, Page 485, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 2, 1946, from Santa Fe Pacific Railroad Company to Tom L. Elkins, recorded in Book 12 of Deeds, Page 585, in the official records of McKinley County, New Mexico.

Warranty Deed dated January, 20, 1947, from Santa Fe Pacific Railroad Company to Frank Bond & Son, Inc., recorded in Book 13 of Deeds, Page 219, in the official records of McKinley County, New Mexico.

Warranty Deed dated July 1, 1948, from Santa Fe Pacific Railroad Company to Hazel W. Prewitt, recorded in Book 9 of Warranty Deeds, Page 30, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 29, 1929, from Santa Fe Pacific Railroad Company to Antonio Lucero, recorded in Book 12 of Deeds, Page 516, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 2, 1925, from Santa Fe Pacific Railroad Company to
H. F. Prewitt.

Warranty Deed dated August 11, 1927, from Santa Fe Pacific Railroad Company to Frank Gantar, recorded in Book 7 of Deeds, Page 161, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 2, 1946, from Santa Fe Pacific Railroad Company to Gib Graham, recorded in Book 13 of Deeds, Page 13, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 26, 1931, from Santa Fe Pacific Railroad Company to The Gallup Country Club, recorded in Book 8 of Deeds, Page 62, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 1, 1950, from Santa Fe Pacific Railroad Company to Bert
P. Cresto and Emma Cresto, recorded in Book 13 of Deeds, Page 384, in the official records of McKinley County, New Mexico.

Warranty deed dated May 1, 1950, from Santa Fe Pacific Railroad Company to C.
E. Gurley and Irene J. Gurley, recorded in Book 10 of Warranty Deeds,
Page 395, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 1, 1950, from Santa Fe Pacific Railroad Company to George Bubany, recorded in Book 13 of Deeds, Page 382, in the official records of McKinley County, New Mexico.

Quitclaim Deed dated April 15, 1959, from Santa Fe Pacific Railroad Company to Owners of record, recorded in Book 9, Page 480, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 1, 1950, from Santa Fe Pacific Railroad Company to John
D. Guest, recorded in Book 13 of Deeds, Page 381, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 27, 1950, from Santa Fe Pacific Railroad Company to
C. H. Harrell, recorded in Book 10 of Warranty Deeds, Page 366, in the official records of McKinley County, New Mexico.

Warranty Deed dated October 20, 1930, from Santa Fe Pacific Railroad Company to John Grenko, recorded in Book 12 of Deeds, Page 428, in the official records of McKinley County, New Mexico.

Warranty Deed dated October 5, 1949, from Santa Fe Pacific Railroad Company to Asa Glascock and Howard Wilson, recorded in Book 13 of Deeds, Page
404, in the official records of McKinley County, New Mexico.

Warranty Deed dated June 19, 1925, from Santa Fe Pacific Railroad Company to County of McKinley, State of New Mexico.

Warranty Deed dated May 16, 1938, from Santa Fe Pacific Railroad Company to Howard Wilson, recorded in Book 11 of Deed Records, Page 489, in the official records of McKinley County, New Mexico.

Warranty Deed dated April 5, 1938, from Santa Fe Pacific Railroad Company to L.
L. Sabin, recorded in Book 11 of Deeds, Page 636, in the official records of McKinley County, New Mexico.

Warranty Deed dated August 19, 1930, from Santa Fe Pacific Railroad Company to Christian Reformed Board of Mission, recorded in Book 7 of Deeds, Page
283, in the official records of McKinley County, New Mexico.

Warranty Deed dated August 1, 1946, from Santa Fe Pacific Railroad Company to
C. G. Wallace, recorded in Book 9 of Warranty Deeds, Page 7, in the official records of McKinley County, New Mexico.

Warranty Deed dated July 12, 1922, from Santa Fe Pacific Railroad Company to County Board of Education of McKinley County, New

Mexico, recorded in Book 6 of Deed Records, Page 267, in the official records of McKinley County, New Mexico.

Warranty Deed dated July 29, 1952, from Santa Fe Pacific Railroad Company to Thos. M. Kilpatrick and C. F. Knowles, recorded in Book 11 of Warranty Deeds, Page 302, in the official records of McKinley County, New
Mexico.

Warranty Deed dated May 26, 1926, from Santa Fe Pacific Railroad Company to
W.0. Turner.

Quitclaim Deed dated January 20, 1975, by and between Santa Fe Pacific Railroad Company and W. O. Turner, covering N/2, SW/4 of Section 35, T.15N.,
R.19W., McKinley County, New Mexico, recorded in Book 23, Page 68 in the official records thereof.

Warranty Deed dated September 1, 1944, from Santa Fe Pacific Railroad Company to Claude Neafus and S. R. Bellmaine, recorded in Book 12 of Deeds,
Page 402, in the official records of McKinley County, New Mexico.

Warranty Deed dated April 27, 1950, from Santa Fe Pacific Railroad Company to Gib Graham, recorded in Book 10 of Warranty Deeds, Page 378, in the official records of McKinley County, New Mexico.

Warranty Deed dated November 7, 1934, from Santa Fe Pacific Railroad Company to
L. L. Sabin, recorded in Book 8 of Deeds, Page 274, in the official records of McKinley County, New Mexico.

Warranty Deed dated October 15, 1945, from Santa Fe Pacific Railroad Company to Fernandez Company, recorded in Book 12 DR, Page 536, in the official records of McKinley County, New Mexico.

Warranty Deed dated March 4, 1952, from Santa Fe Pacific Railroad Company to Hazel W. Prewitt, recorded in Book 11 Misc., Page 370, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 15, 1945, from Santa Fe Pacific Railroad Company to Harold F. Prewitt and Hazel W. Prewitt, recorded in Book 12 of Deeds,
Page 482, in the official records of McKinley County, New Mexico.

Warranty Deed dated January 16, 1948, from Santa Fe Pacific Railroad Company to
W. A. Berryhill, recorded in Book 13 of Deeds, Page 298, in the official records of McKinley County, New Mexico.

Warranty Deed dated May 14, 1929, from Santa Fe Pacific Railroad Company to the United States of America, In Trust for the Navajo Tribe, recorded in
Book 7 of Deeds, Page 243, in the official records of McKinley County,
New Mexico.

Warranty Deed dated December 1, 1944, from Santa Fe Pacific Railroad to Harold
P. Prewitt and Hazel W. Prewitt, recorded in Book 12 of Deeds, Page
440, in the official records of McKinley County, New Mexico.

                                   EXHIBIT B


                       CATEGORY II DEED, MCKINLEY COUNTY
                     CONVEYANCE OF URANIUM RIGHTS TO URANCO
                               (Revised 03/10/97)

COMPANY:         GOLD
STATE:           NM
COUNTY:          McKINLEY

MERIDIAN:        NMPM
                                                                      ACRES
                                                                      -----
                       Township 14 North, Range 8 West
                       -------------------------------

Section    10          All                                            640.00


                     Township 13 North, Range 10 West
                     --------------------------------

Section     5          Lots 1-4, S/2 N/2, S/2                         639.36

Section     7          Lots 1-4, E/2, E/2 W/2                         650.24

Section     9          All                                            640.00

Section    15          All                                            640.00

Section    17          All                                            640.00

Section    21          W/2 SW/4 SE/4 NE/4, N/2 NE/4, SW/4             595.00
                       NE/4, N/2 SE/4 NE/4, NW/4, S/2
                       SE/4, NW/4 SE/4

Section    27          All                                            640.00

Section    29          All                                            640.00

Section    31          Lots 1-4, E/2 W/2, E/2                         640.56

Section    33          All                                            640.00

Section    35          All                                            640.00

                     Township 15 North, Range 10 West
                     --------------------------------

Section     1          All, except 31.07 acres in Baca                608.93
                       Rail Spur

Section     3          All                                            641.00

Section    13          All                                            640.00

Section   23          All, except 29.81 ac. in Baca Rail             610.19
                      Spur

Section   25          All, except 25.79 ac. in Baca Rail             614.21
                      Spur

Section   31          All                                            663.60

Section   33          All                                            640.00

Section   35          All                                            640.00

                    Township 16 North, Range 10 West
                    --------------------------------

Section    5          All                                            639.76

Section    9          All                                            640.00

Section   15          All                                            640.00

Section   17          All                                            640.00

Section   21          All                                            640.00

Section   23          All                                            640.00

Section   25          All                                            640.00

Section   27          All                                            640.00

Section   29          All                                            640.00

Section   31          All                                            667.68

Section   33          All                                            640.00

Section   35          All                                            640.00

                    Township 17 North, Range 10 West
                    --------------------------------

Section   31          Lots 1-4, E/2 W/2, E/2                         640.32

                    Township 13 North, Range 11 West
                    --------------------------------

Section    3          Lots 3, 4, S/2 NW/4                            160.98

Section    5          All, except 24.71 ac. in Baca Rail             610.17
                      Spur

Section    7          All that portion lying North and               495.00
                      East f the AT&SF Railway Co. R/W

Section    9          NE/4, N/2 NW/4, N/2 SE/4, SE/4 SE/4            360.00

Section    9          S/2 NW/4, SW/4, SW/4 SE/4                      280.00

Section   15          All                                            640.00

Section   17          All that portion lying North and                96.71
                      East of the AT&SF Railway Co. R/W,
                      except 39.63 ac. in Baca Rail Spur

Section   17          Lots 5-8, SW/4 SE/4, SW/4                      275.53

Section   19          All                                            640.06

Section   21          All that part lying North and East             199.59
                      of the AT&SF Railway Co. R/W

Section   21          Lots 5-10, NW/4 SW/4                           155.74

Section   22          All                                            640.00

Section   23          All                                            640.00

Section   24          SE/4, W/2                                      480.00

Section   25          All                                            640.00

Section   26          All                                            640.00

Section   27          All that part lying North and East             549.31
                      of the AT&SF Railway Co. R/W

Section   29          All                                            640.00

Section   31          All                                            640.96

Section   33          All                                            640.00

Section   34          That portion of the E/2 lying South             23.70
                      and West of the AT&SF Railway Co.
                      R/W

Section   34          That portion of the E/2 lying North            283.09
                      and East of the AT&SF Railway Co.
                      R/W

Section   35          All                                            640.00

                    Township 15 North, Range 11 West
                    --------------------------------

Section   27          E/2 E/2                                        160.00

Section    35          NW/4 NW/4                                       40.00

                     Township 14 North, Range 13 West
                     --------------------------------

Section    31          All, except 200 ft. R/W of AT&SF               619.15
                       Ry. Co.

Section    35          All that portion lying North and               531.25
                       East of R/W of AT&SF Ry. Co.

                     Township 14 North, Range 14 West
                     --------------------------------

Section     7          Lots 3, 4, that portion of E/2 SW/4            139.78
                       lying South & West of AT&SF RR R/W

Section    21          All that portion lying North & East            114.06
                       of AT&SF RR R/W

Section    25          All that  portion lying North & East           494.75
                       of AT&SF RR R/W

                     Township 17  North, Range 14 West
                     ---------------------------------

Section     1          Lots 1-4                                         2.02

Section    31          Lots 1-4, S/2 S/2                              321.60

Section    33          Lots 1-4, S/2 S/2                              317.76

Section    35          Lots 1-4, S/2 S/2                              318.20

                     Township 14 North, Range 15 West
                     --------------------------------

Section     1          Part Northeast of Northeast line of             96.34
                       AT&SF station grounds at S. Guam,
                       said line parallel to & 1320 ft.
                       northeasterly from centerline of
                       original AT&SF main track, except
                       portion Conveyed by SFPR to AT&SF
                       8-29-17, recorded in Bk. 5, Pg.
                       152, and portion of SE SE
                       northeasterly of AT&SF R/W and
                       southeasterly of southeast end of
                       station grounds at S. Guam

                     Township 15 North, Range 15 West
                     --------------------------------

Section    25          All, except 26.55 ac. in R/W                   613.45

Section    27          All that portion lying North & East            515.85
                       of AT&SF RR R/W

Section    35         All that portion lying North & East            197.84
                      of AT&SF RR R/W

                    Township 17 North, Range 15 West
                    --------------------------------

Section    31         All                                            315.20

Section    33         All                                            317.98

Section    35         All                                            315.20

                    Township 15 North, Range 16 West
                    --------------------------------

Section     1         All                                            639.52

Section     3         All                                            641.90

Section     5         All                                            638.82

Section     7         All                                            616.18

Section     9         All                                            640.00

Section    11         All                                            640.00

Section    13         Lots 1-4                                       195.60

Section    15         Lots 1-4                                       185.28

Section    17         Lots 1-4                                       174.16

                    Township 16 North, Range 16 West
                    --------------------------------

Section     1         All                                            595.20

Section     5         All                                            606.88

Section    11         All                                            640.00

Section    13         All                                            640.00

Section    15         All                                            640.00

Section    19         All                                            602.52

Section    21         All                                            640.00

Section    23         All                                            640.00

Section    25         All                                            640.00

Section    27         All                                            640.00

Section    29         All                                            640.00

Section    33         All                                            640.00

Section    35         All                                            640.00

                    Township 17 North, Range 16 West
                    --------------------------------

Section    31         Lots 1-4, S/2 S/2                              305.28

Section    33         Lots 1-4, S/2 S/2                              308.21

                    Township 14 North, Range 17 West
                    --------------------------------

Section     3         Lots 1-5, SW/4 NW/4, W/2 SW/4                  235.56

Section     5         Lots 1-4, S/2 N/2, E/2 SE/4, NW/4              598.88
                      SE/4, N/2 SW/4 SE/4, W/2 SW/4, NE/4
                      SW/4, N/2 SE/4 SW/4

Section     7         All                                            638.12

Section     9         W/2, E/2 SE/4, SW/4 SE/4, N/2 NE/4             480.00
                      NE/4, E/2 NW/4 NE/4

Section     9         SW/4 NE/4, NW/4 SE/4                            80.00

Section     9         S/2 NE/4 NE/4                                   20.00

Section     9         NW/4 NW/4 NE/4                                  10.00

Section     9         SW/4 NW/4 NE/4                                  10.00

Section    15         Lots 1-4, W/2 W/2                              236.88

Section    17         All                                            640.00

Section    19         All                                            640.88

Section    21         All                                            640.00

Section    27         Lots 1-4, W/2 W/2                              239.82

Section    29         N/2, SW/4                                      480.00

Section    33         S/2                                            320.00

                    Township 15 North, Range 17 West
                    --------------------------------

Section     1         All                                            689.84

Section       3          All                                         640.62

Section       7          All                                         639.94

Section       9          NE/4, S/2                                   480.00

Section      13          Lots 1-4                                    164.48

Section      15          Lots 1-6, W/2 W/2, less 24.24 ac.           300.37
                         in AT&SF RR R/W for East bound main
                         track

Section      19          Lots 1, 2, E/2, E/2 NW/4                    481.09

Section      21          E/2, W/2 NW/4, S/2 SW/4                     480.00

Section      27          W/2 SW/4                                     80.00

Section      29          All                                         640.00

Section      31          All                                         638.84

                       Township 16 North, Range 17 West
                       --------------------------------

Section       1          All                                         614.40

Section       3          All                                         622.04

Section       5          All                                         624.52

Section       7          All                                         632.52

Section       9          All                                         640.00

Section      11          All                                         640.00

Section      15          All                                         640.00

Section      17          All                                         640.00

Section      19          All                                         636.44

Section      21          All                                         640.00

Section      25          All                                         640.00

Section      27          All                                         640.00

Section      29          All                                         640.00

Section      31          All                                         637.44

Section     33          All                                          640.00

Section     35          All                                          640.00

                      Township 17 North, Range 17 West
                      --------------------------------

Section     31          Lots 1-4, S/2 S/2                            297.38

Section     33          Lots 1-4, S/2 S/2                            307.78

Section     35          Lots 1-4, S/2 S/2                            306.02

                      Township 14 North, Range 18 West
                      --------------------------------

Section      5          All                                          639.48

                      Township 15 North, Range 18 West
                      --------------------------------

Section      1          All                                          638.56

Section     11          NE/4, E/2 NW/4                               240.00

Section     23          All                                          640.00

Section     27          SE/4, NE/4 SW/4                              200.00

Section     27          S/2 NE/4, NE/4 NE/4                          120.00

Section     27          SE/4 NW/4, S/2 NW/4 NE/4, NW/4 NW/4           70.00
                        NE/4

Section     27          S/2 NE/4 NW/4                                 20.00

Section     27          N/2 NE/4 NW/4                                 20.00

Section     31          NE/4 NE/4                                     40.00

Section     31          Lots 1-4, SE/4 NE/4, NE/4 NW/4,              436.40
                        SE/4, SE/4 SW/4

Section     35          E/2, E/2 NW/4                                400.00

                      Township 16 North, Range 18 West
                      --------------------------------

Section      1          All                                          622.84

Section      3          All                                          622.72

Section      5          All, except 10.30 acres                      614.26

Section       5          That portion lying within 40 ft. &           10.30
                         on both sides of survey line of
                         Road 32, Section 2 as relocated for
                         construction and known as F.A.P.
                         #146-A

Section       7          All, except 10.00 ac. quitclaimed           620.16
                         to County of McKinley by deed dated
                         6-19-25

Section       7          That portion lying within 40 ft. &           10.00
                         on both sides of survey line of
                         Road 32, Section 2 as relocated for
                         construction and known as F.A.P.
                         #146

Section       9          All                                         640.00

Section      11          All                                         640.00

Section      13          All                                         640.00

Section      15          All                                         640.00

Section      17          All                                         640.00

Section      19          All                                         634.08

Section      21          N/2                                         320.00

Section      23          All                                         640.00

Section      25          All                                         640.00

                       Township 17 North, Range 18 West
                       --------------------------------

Section      31          Lots 1-4, S/2 S/2                           290.40

Section      33          Lots 1-4, SW/4 SE/4, S/2 SW/4               255.58

Section      33          N/2 SE/4 SE/4, SE/4 SE/4 SE/4                30.00

Section      35          Lots 1-4, S/2 S/2                           298.78

                       Township 15 North, Range 19 West
                       --------------------------------

Section       7          Lots 3, 4, E/2 SW/4                         156.27

Section      17          NE/4, E/2 NW/4, S/2                         560.00

Section      19          All                                         633.40

Section     21          NW/4, SE/4, SW/4 NE/4, W/2 SE/4              389.00
                        NE/4, W/2 E/2 SE/4 NE/4, except 1
                        ac. in W/2 E/2 SE/4 NE/4

Section     21          1 ac. tract in W/2 E/2 SE/4 NE/4               1.00

Section     29          All, except AT&SF RR R/W and                 512.25
                        station grounds

Section     31          SE/4, NW/4, except AT&SF RR R/W              288.91

Section     33          All                                          640.00

Section     35          N/2, SW/4                                    480.00

                      Township 16 North, Range 19 West
                      --------------------------------

Section      1          All                                          630.12

Section      3          All                                          636.30

Section      5          All                                          637.60

Section      7          All                                          629.24

Section      9          All                                          640.00

Section     11          All                                          640.00

Section     13          All                                          640.00

Section     15          All                                          640.00

Section     17          All                                          640.00

Section     19          All                                          630.48

Section     23          All                                          640.00

Section     25          All                                          640.00

Section     31          All                                          629.80

                      Township 17 North, Range 19 West
                      --------------------------------

Section     31          Lots 1-4, S/2 S/2                            288.60

Section     33          Lots 1-4, S/2   S/2                          290.40

Section     35          Lots 1-4, S/2   S/2                          295.58

                      Township 16 North, Range 20 West
                      --------------------------------

Section      1          All                                          638.12

Section     13          All                                          640.00

Section     17          SW/4                                         160.00

Section     19          All                                          640.92

Section     21          W/2 W/2                                      160.00

Section     25          All                                          640.00

Section     27          S/2 SW/4, NW/4 SW/4, S/2 SE/4,               240.00
                        NE/4 SE/4

Section     29          All                                          640.00

Section     31          All                                          638.00

Section     33          All                                          640.00

Section     35          All                                          640.00

                      Township 16 North, Range 21 West
                      --------------------------------

Section      1          W/2                                          322.00

Section      3          All                                          123.86

Section     11          N/2, N/2 SW/4, SW/4 SW/4                     440.00

Section     15          Lots 1-4                                     128.06

Section     23          All                                          640.00

Section     25          All                                          640.00

Section     27          Lots 1-4                                     128.80

Section     35          All                                          640.00
                                                                     ------

                        County Total                             105,447.60
                                                                 ==========

                                   EXHIBIT C



                       CATEGORY II DEED, MCKINLEY COUNTY
                          Items Not Included in Grant


Less and Except any interest in or under the property in Sections 1, 23, and 25, T.15N., R.10W., as described in the Quitclaim Deed dated November 23, 1983, between R. M. Albers and Imogene Albers and SF Coal Corporation, recorded in book 35, Page 598, in the official records of McKinley County, New Mexico.

Less and Except any interest in or under the property in Sections 5 and 17, T.13N., R.11W. , as described in the Special Warranty Deed dated November 8, 1983, between Donald J. Elkins and Gwen Elkins and SF Coal Corporation, recorded in Book 35, Page 567, in the official records of McKinley County, New Mexico.

                                   EXHIBIT D


                       CATEGORY II DEED, MCKINLEY COUNTY
                         Items to which Deed is Subject


Stipulation in the District Court of McKinley County, New Mexico, case entitled Santa Fe Pacific Railroad Company, a corporation, plaintiff v. Duane Berryhill and Nelda Berryhill, his wife, el al., filed for record on July 25, 1952 at 9:30 a.m., recorded in Vol. 93, Folio 225, Valencia County records.

Agreement dated May 1, 1964, by and between Santa Fe Pacific Railroad Company and The Gallup Country Club, covering certain land in Section 23, T.15N., R.18W., McKinley County, New Mexico. (SFP-42117)

Agreement dated November 26, 1957, by and between Santa Fe Pacific Railroad Company and C. E. Gurley and Irene J. Gurley, covering property in Section 27, T.15N., R.18W., McKinley County, New Mexico. (SFP-42215-A)

Agreement dated April 16, 1959 by and between Santa Fe Pacific Railroad Company and George Bubany, covering certain lands in Section 27, T.15N., R.18W., McKinley County, New Mexico. SFP-42216-B)

Agreement dated May 1, 1959, by and between Santa Fe Pacific Railroad Company and John D. Guest, covering property in the NW/4 of Section 27, T.15N., R.18W., McKinley County, New Mexico. (SFP-42217-A)

Agreement dated October 14, 1965, by and between Santa Fe Pacific Railroad Company and Howard Wilson covering a parcel of land in Section 7, T.16N., R.18W., McKinley County, New Mexico. (SFP-39456-A)

[Section not being conveyed]

Amended and Restated San Juan Basin Agreement dated June 25, 1993, by and between Hospah Coal Company and Chaco Energy Company.

Lease Option Agreement dated October 8, 1987, between Cerrillos Land Company and Santa Fe Energy Company, as amended on July 1, 1988, and as amended on December 1, 1989, a memorandum of which is recorded in book 2, Page 1630, in the official records of McKinley County, New Mexico.

Special Warranty Deed dated June 25, 1993, from Hospah Coal Company, Santa Fe Pacific Minerals Corporation, Santa Fe Pacific Mining, Inc., The Atchison, Topeka and Santa Fe Railway Company, and the Star Lake Railroad Company to San Juan Basin Coal Holding

Company, recorded in Book 6 Comp., Page 8560, of the official records of McKinley County, New Mexico, covering coal and coal development rights or mining rights.

Special Warranty Deed dated June 24, 1993, from Santa Fe Pacific Minerals Corporation to Hanson Natural Resources Company covering coal and related mining rights in Sections 17, 25, 33 and 35, T.16N., R.10W., and Section 3, T.15N., R.10W., McKinley County, New Mexico.

Special Warranty Deed dated June 24, 1993, from Santa Fe Pacific Minerals Corporation to Hanson Natural Resources Company covering coal and relating mining rights in Section 1, T.15N., R.10W., and Sections 9, 21, 23, 27 and 29, T.16N., R.10W., recorded in Book 6 Comp., Page 8480, in the official records of McKinley County, New Mexico.

Oil and Gas Lease dated May 1, 1975, from Santa Fe Pacific Railroad Company to Tenneco Oil Company, covering Section 25, T.16N., R.10W, McKinley County, New Mexico. (SFP-9951)

Real Estate Taxes for the years 1997 and subsequent years.

                                                                   EXHIBIT 10.19



AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103

                                      DEED
                                                                     Category II
                                                                          Cibola

STATE OF NEW MEXICO               )
COUNTY OF CIBOLA                  )


         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest in uranium reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in Cibola County, New Mexico more particularly described in Exhibit B hereto (the "Property"), less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997 and that certain LICENSE TO EXPLORE AND OPTION TO PURCHASE by and between Grantor and Grantee, dated effective as of March 21, 1997, (copies of which are maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreements must be brought within the time period set forth in such agreements.

         CONVEYANCE SUBJECT TO THE OBLIGATION TO PURCHASE ENTIRE MINERAL ESTATE. The grant of this deed is subject to the following right of Grantor. At such time as Grantee or its successors or assigns applies for a mining permit with respect to the Property or performs any activities on the Property which would require a mining permit, Grantor shall have the right to require Grantee or its successors or assigns to purchase all of the mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor on the portion of the Property which is the subject of the mining permit or activities which would require a mining permit for a purchase price of $200 per acre (the "Purchase

Price"), which Purchase Price shall be paid within 30 days after Grantor declares its right to require the purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         Additionally, Grantor grants to Grantee or its successor and assigns for a period of 99 years from the date of this Deed the option to purchase all of the remaining mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor in all or any portion of the Property for a total purchase price of $200 per acre (the "Purchase Price"), which Purchase Price will be payable within 30 days after Grantee or its successors or assigns elects to exercise the option to purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         The Spot Price shall mean that price at which uranium may be purchased for delivery within one year, as reported by TradeTech or its successors in interest, or, in the absence of TradeTech or a successor in interest, another accepted industry publication.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This Conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this 21st day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By:/s/ BRUCE D. HANSEN
                                           ------------------------------------
(Seal)                                         Bruce D. Hansen
                                               Senior Vice President-Corporate
                                               Development

STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce
D. Hansen as Senior Vice President-Corporate Development of Santa Fe Pacific Gold Corporation.





                                        /s/ JACQUELINE WALSTON
                                        ---------------------------------------
                                            Jacqueline Walston
(Seal)                                      Notary Public


                                        My commission expires: 01/28/98
                                                               ----------------

                                   EXHIBIT A


                        CATEGORY II DEED, CIBOLA COUNTY
                         Deeds Reserving Mineral Rights


Warranty Deed dated June 15, 1943, from Santa Fe Pacific Railroad Company to C.P. Duran and Jose M. Chavez.

Warranty Deed dated May 1, 1946, from Santa Fe Pacific Railroad Company to
C. P. Duran and Jose M. Chavez.

                                   EXHIBIT B


                        CATEGORY II DEED, CIBOLA COUNTY
                     CONVEYANCE OF URANIUM RIGHTS TO URANCO
                               (Revised 03/10/97)


COMPANY:         GOLD
STATE:           NM
COUNTY:          CIBOLA

MERIDIAN:        NMPM                                                 ACRES
                                                                      -----
                             Township 11 North, Range 7 West
                             -------------------------------

Section  31      Lots 1-4, E/2 NW/4, E/2 SW/4, NE/4,                 634.52
                 SE/4

                             Township 11 North, Range 8 West
                             -------------------------------

Section  25      All                                                 640.00
                                                                     ------


                                                   County Total    1,274.52

                                   EXHIBIT C

                        CATEGORY II DEED, CIBOLA COUNTY
                          Items Not Included in Grant



                                      NONE

                                   EXHIBIT D


                        CATEGORY II DEED, CIBOLA COUNTY
                         Items to which Deed is Subject


Lease Option Agreement dated October 8, 1987 between Cerrillos Land Co. and Santa Fe Energy Co., as amended on July 1, 1988, and as amended on December 1, 1989, a memorandum in the official records of McKinley County, New Mexico.

Real Estate Taxes for the years 1997 and subsequent years.

                                                                   EXHIBIT 10.19


AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103

                                  ROYALTY DEED

                                                             Category II Royalty
                                                                          Cibola

STATE OF NEW MEXICO     )
COUNTY OF CIBOLA        )


         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the royalty interest received by Santa Fe Pacific Railroad Company in the instrument described in Exhibit A hereto but only so far as such grant pertains to and covers the real estate in Cibola County, New Mexico more particularly described in Exhibit B hereto (the "Property"), less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997 and that certain LICENSE TO EXPLORE AND OPTION TO PURCHASE by and between Grantor and Grantee, dated effective as of March 21, 1997 (copies of which are maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreements must be brought within the time period set forth in such agreements.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this 21st day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By: /s/ BRUCE D. HANSEN
                                            -----------------------------------
(Seal)                                      Bruce D. Hansen
                                            Senior Vice President-Corporate
                                            Development


STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21 1997, by Bruce
D. Hansen as Senior Vice President-Corporate Development of Santa Fe Pacific Gold Corporation.


                                        /s/ JACQUELINE WALSTON
                                        ---------------------------------------
                                        Jacqueline Walston
(Seal)                                  Notary Public

                                        My commission expires: 01/28/98
                                                               ----------------

                                  EXHIBIT A



                        CATEGORY II DEED, CIBOLA COUNTY
                         Deeds Reserving Mineral Rights

Grant of Royalty dated February 10, 1983 from Gulf Oil Corporation to Santa Fe Pacific Railroad recorded in Book 1 of Misc., Page 3534 in the official records of Cibola County, New Mexico.

                                  EXHIBIT B



                    CATEGORY II ROYALTY DEED, CIBOLA COUNTY
                     CONVEYANCE OF URANIUM RIGHTS TO URANCO
                               (Revised 03/10/97)

                      Township 13 North, Range 8 West
                      -------------------------------

Section  25      Lots 5, 6, 8, 9, 10, E/2 NE/4                        234.52

                          **Royalty Interest Only**

                                  EXHIBIT C


                        CATEGORY II DEED, CIBOLA COUNTY
                          Items Not Included in Grant


                                      NONE

                                  EXHIBIT D


                        CATEGORY II DEED, CIBOLA COUNTY
                         Items to which Deed is Subject


Real Estate Taxes for the years 1997 and subsequent years.

                                                                   EXHIBIT 10.19


AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103

                                      DEED

                                                                     Category II
                                                                        Sandoval

STATE OF NEW MEXICO       )
COUNTY OF SANDOVAL        )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N. E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest in uranium reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in Sandoval County, New Mexico more particularly described in Exhibit B hereto (the "Property"), less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997 and that certain LICENSE TO EXPLORE AND OPTION TO PURCHASE by and between Grantor and Grantee, dated effective as of March 21, 1997 (copies of which are maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreements must be brought within the time period set forth in such agreements.

         CONVEYANCE SUBJECT TO THE OBLIGATION TO PURCHASE ENTIRE MINERAL ESTATE. The grant of this deed is subject to the following right of Grantor. At such time as Grantee or its successors or assigns applies for a mining permit with respect to the Property or performs any activities on the Property which would require a mining permit, Grantor shall have the right to require Grantee or its successors or assigns to purchase all of the mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor on the portion of the Property which is the subject of the mining permit or activities which would require a mining permit for a purchase price of $200 per acre (the "Purchase

Price"), which Purchase Price shall be paid within 30 days after Grantor declares its right to require the purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         Additionally, Grantor grants to Grantee or its successor and assigns for a period of 99 years from the date of this Deed the option to purchase all of the remaining mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor in all or any portion of the Property for a total purchase price of $200 per acre (the "Purchase Price"), which Purchase Price will be payable within 30 days after Grantee or its successors or assigns elects to exercise the option to purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         The Spot Price shall mean that price at which uranium may be purchased for delivery within one year, as reported by TradeTech or its successors in interest, or, in the absence of TradeTech or a successor in interest, another accepted industry publication.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

            WITNESS its hand and seal this 21st day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION


                                        By: /s/ BRUCE D. HANSEN
                                            -----------------------------------
(Seal)                                          Bruce D. Hansen
                                                Senior Vice President-Corporate
                                                Development

STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce
D. Hansen as Senior Vice President-Corporate Development of Santa Fe Pacific Gold Corporation.






                                        /s/ JACQUELINE WALSTON
                                            ----------------------------
                                            Jacqueline Walston
(Seal)                                      Notary Public

                                        My commission expires:  01/28/98
                                                                ---------------

                                   EXHIBIT A


                       CATEGORY II DEED, SANDOVAL COUNTY
                       Deeds Reserving Mineral Interests


Warranty Deed dated August 2, 1948, from Santa Fe Pacific Railroad Company to Frank Bond & Son, Inc., recorded in Volume 6 of Deed Records, Page 120.

Warranty Deed dated April 1, 1949, from Santa Fe Pacific Railroad Company to Benjamin Benavidez, Abel Benavidez and Moises Benavidez, recorded in Volume 9 of Deed Records, Page 903, in the official records of Sandoval County, New Mexico.

Warranty Deed dated December 6, 1938, from Santa Fe Pacific Railroad Company to Frank Bond and Son, recorded in Volume 5 of Deed Records, Page 42, in the official records of Sandoval County, New Mexico.

Warranty Deed dated May 15, 1943, from Santa Fe Pacific Railroad Company to Frank Bond & Son, Ltd.

Warranty Deed dated April 1, 1949, from Santa Fe Pacific Railroad Company to Faustino Benavidez, recorded in Volume 6 of Deed Records, Page 169, in the official records of Sandoval County, New Mexico.

Warranty Deed dated December 15, 1943, from Santa Fe Pacific Railroad Company to Benjamin Benavidez, recorded in Volume 5 of Deed Records, Page 494, in the official records of Sandoval County, New Mexico.

Warranty Deed dated November 1, 1949, from Santa Fe Pacific Railroad Company to
O. F. Sandoval and Porfirio Sandoval.

                                  EXHIBIT B


                       CATEGORY II DEED, SANDOVAL COUNTY
                     CONVEYANCE OF URANIUM RIGHTS TO URANCO
                               (Revised 11/7/96)

COMPANY:         GOLD
STATE:           NM
COUNTY:          SANDOVAL

MERIDIAN:        NMPM                                            ACRES
                                                                 -----
                         Township 12 North, Range 1 East
                         -------------------------------

Section      5       Lots 7, 8 SE/4, S/2 NW/4, Lot 6              451.11
                     NE/4, Lot 3 NW/4, Lot 5 NE/4, Lot 4
                     NW/4, SW/4

Section      6       All                                          614.74

Section      7       All                                          615.68

Section      8       Lots 1-4, NW/4, W/2 SW/4                     354.06

Section      17      Lots 1-4                                     171.63

Section      18      All                                          614.56

Section      19      All                                          611.44

Section      20      Lots 1-4                                     178.14

Section      29      Lots 1-4, W/2 SW/4, SE/4 SW/4                253.05

Section      30      All                                          613.28

Section      31      All                                          616.80

                         Township 13 North, Range 1 East
                         -------------------------------

Section      4       All                                          647.16

Section      5       All                                          650.80

Section      6       All                                          615.05

Section      7       All                                          599.88

Section      8       All                                          640.00

Section      9       All                                          640.00

Section      17      All                                          640.00

Section      18      All                                          600.68

Section      19      All                                          602.52

Section      20      All                                          640.00

Section      21      All                                          640.00

Section      28      All                                          640.00

Section      29      All                                          640.00

Section      30      All                                          606.27

Section      31      All, except North 300 ft. of                 555.09
                     Section

Section      33      All                                          534.92

                         Township 14 North, Range 1 East
                         -------------------------------

Section      5       Lots 1-4, S/2 N/2, SE/4, NE/4 SW/4           531.88

Section      5       NW/4 SW/4, S/2 SW/4                          120.00

                         Township 12 North, Range 1 West
                         -------------------------------

Section      1       Lots 1-4, S/2 N/2, S/2                       641.98

Section      3       Lots 1-4, S/2 N/2, S/2                       647.18

Section      4       Lots 1-8                                     343.57

Section      9       Lots 1-8                                     341.56

Section      10      NE/4, NE/4 SE/4, W/2 SE/4, W/2               600.00

Section      11      All                                          640.00

Section      12      All                                          640.00

Section      13      All                                          640.00

Section      14      NE/4, S/2                                    480.00

Section      15      All                                          640.00

Section      21      Lots 1-8                                     341.64

Section      22      All                                          640.00

Section      23      All                                          640.00

Section      24      All                                          640.00

Section      25      All                                          640.00

Section      26      All                                          640.00

Section      27      E/2, E/2 SW/4                                400.00

Section      27      NW/4, W/2 SW/4                               240.00

Section      28      Lots 1-8                                     345.84

Section      33      Lots 1-8                                     344.52

Section      34      All                                          640.00

Section      35      W/2                                          320.00

Section      35      E/2                                          320.00

                         Township 13 North, Range 1 West
                         -------------------------------

Section      12      All                                          640.00

Section      14      All                                          640.00

Section      22      N/2                                          320.00

Section      22      E/2 SE/4, N/2 SW/4                           160.00

Section      24      All                                          640.00

Section      26      N/2, W/2 SE/4, SW/4                          560.00

Section      28      Lots 1-4, E/2                                338.88

Section      34      All, except North 300 ft. of                 603.64
                     Section                                   ---------


                     County Total                              31,307.55

                                  EXHIBIT C


                       CATEGORY II DEED, SANDOVAL COUNTY
                          Items Not Included in Grant



                                      NONE

                                   EXHIBIT D

                       CATEGORY II DEED, SANDOVAL COUNTY
                         Items to which Deed is Subject


Lease Option Agreement dated October 8, 1987 between Cerrillos Land Co. and Santa Fe Energy Co., as amended on July 1, 1988, and as amended on December 1, 1989, a memorandum of which is recorded in Book 2, page 1630, in the official records of McKinley County, New Mexico.

Surface and mineral limitation contained in Warranty Deed dated October 29, 1979 from Santa Fe Pacific Railroad to Paragon Resources, Incorporated covering certain lands in Section 28 and 29-13N-1E, Sandoval Co., NM.

Real Estate taxes for years 1997 and subsequent years.

                                                                   EXHIBIT 10.19



AFTER RECORDING RETURN TO:
Margaret Lewis Meister
Modrall, Sperling, Roehl, Harris & Sisk, P.A.
P. O. Box 2168
Albuquerque, New Mexico 87103

                                      DEED

                                                                     Category II
                                                                      Bernalillo
STATE OF NEW MEXICO               )
COUNTY OF BERNALILLO              )

         SANTA FE PACIFIC GOLD CORPORATION, successor in interest by name change to Santa Fe Pacific Minerals Corporation, which is successor by merger to Cerrillos Land Company ("Grantor") whose address is 6200 Uptown Boulevard N. E., Suite 400, Albuquerque, New Mexico 87110, for consideration paid, GRANTS to URANCO, INC. ("Grantee"), whose address is 6200 Uptown Boulevard N.E., Suite 400, Albuquerque, New Mexico 87110, all of the interest in uranium reserved by Santa Fe Pacific Railroad Company in the instruments described in Exhibit A hereto but only so far as such reservations and exceptions pertain to and cover the real estate in Bernalillo County, New Mexico more particularly described in Exhibit B hereto (the "Property"), less and except the interests described in Exhibit C hereto and subject to the grants and interests set forth in the instruments set forth in Exhibit D hereto, all of which exhibits are incorporated herein by reference.

         LIMITATION OF REMEDY. Any warranty of title by the Grantor and any remedies of the Grantee or its successors and assigns related to the property covered by this Deed shall be limited to the remedies set forth in that certain AGREEMENT OF SANTA FE PACIFIC GOLD CORPORATION, AS URANCO, INC. SHAREHOLDER, AND URANIUM RESOURCES, INC., dated effective as of March 25, 1997 and that certain LICENSE TO EXPLORE AND OPTION TO PURCHASE by and between Grantor and Grantee, dated effective as of March 21, 1997 (copies of which are maintained in the offices of Grantor and Grantee and attorneys for Grantor, Modrall, Sperling, Roehl, Harris & Sisk, P.A., 500 Fourth St. N.W., Albuquerque, New Mexico 87102) and shall not include any other rights, damages or claims than those specifically set forth therein. Any rights asserted under the terms of such agreements must be brought within the time period set forth in such agreements.

         CONVEYANCE SUBJECT TO THE OBLIGATION TO PURCHASE ENTIRE MINERAL ESTATE. The grant of this deed is subject to the following right of Grantor. At such time as Grantee or its successors or assigns applies for a mining permit with respect to the Property or performs any activities on the Property which would require a mining permit, Grantor shall have the right to require Grantee or its successors or assigns to purchase all of the mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor on the portion of the Property which is the subject of the mining permit or activities which would require a mining permit for a purchase price of $200 per acre (the "Purchase

Price"), which Purchase Price shall be paid within 30 days after Grantor declares its right to require the purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         Additionally, Grantor grants to Grantee or its successor and assigns for a period of 99 years from the date of this Deed the option to purchase all of the remaining mineral estate (except coal in place, including development or mining rights related to coal) owned by Grantor in all or any portion of the Property for a total purchase price of $200 per acre (the "Purchase Price"), which Purchase Price will be payable within 30 days after Grantee or its successors or assigns elects to exercise the option to purchase. The Purchase Price shall be increased by the same percentage as the percentage increase in the Spot Price of uranium on the date of Grantor's exercise of such right over $15.80 per pound. Grantee shall purchase such portions of property as entire sections or as much of each section as was originally conveyed by Grantor to Grantee.

         The Spot Price shall mean that price at which uranium may be purchased for delivery within one year, as reported by TradeTech or its successors in interest, or, in the absence of Trade Tech or a successor in interest, another accepted industry publication.

         CONVEYANCE DOES NOT INCLUDE COAL IN PLACE, INCLUDING DEVELOPMENT OR MINING RIGHTS. This conveyance does not and is not intended to affect or purport to affect, in any way, coal in place, including development or mining rights related to coal, in any of the property of Grantor or any of its subsidiaries or affiliates including, but not limited to, the San Juan Basin Coal Holding Company, and coal in place and all such rights are EXCEPTED herefrom and RESERVED to Grantor.

         WITNESS its hand and seal this 21st day of March, 1997.



                                        SANTA FE PACIFIC GOLD CORPORATION



                                        By: /s/ BRUCE D. HANSEN
                                            -----------------------------------
(Seal)                                          Bruce D. Hansen
                                                Senior Vice President-Corporate
                                                Development

STATE OF NEW MEXICO
COUNTY OF BERNALILLO

         This instrument was acknowledged before me on March 21, 1997, by Bruce
D. Hansen as Senior Vice President- Corporate Development of Santa Fe Pacific Gold Corporation.




(Seal)                                  /s/ JACQUELINE WALSTON
                                        ---------------------------------------
                                            Notary Public

                                        My commission expires: 01/28/98
                                                               ----------------

                                   EXHIBIT A

                      CATEGORY II DEED, BERNALILLO COUNTY
                       Deeds Reserving Mineral Interests


Warranty Deed dated January 27, 1949, from Santa Fe Pacific Railroad Company to Sam R. Angell, Sr.

                                   EXHIBIT B

                      CATEGORY II DEED, BERNALILLO COUNTY
                     CONVEYANCE OF URANIUM RIGHTS TO URANCO
                               (Revised 11/7/96)

COMPANY: GOLD
STATE:   NM
COUNTY:  BERNALILLO

MERIDIAN:  NMPM                                                    ACRES
                                                                   -----
                          Township 11 North, Range 1 East
                          -------------------------------

Section     5      Lots 3-7, SW/4 NW/4, NW/4 SW/4                  257.09

Section     7      All                                             623.58

Section    19      All                                             622.72

                          Township 11 North, Range 1 West
                          -------------------------------

Section     1      Lots 1-4, S/2 NE/4, S/2 NW/4, SE/4,             634.78
                   SW/4

Section     3      Lots 1-4, S/2 NE/4, S/2 NW/4, SE/4,             626.78
                   SW/4

Section     9      Lots 1-4, E/2 NE/4, E/2 SE/4                    332.78

Section    11      All                                             640.00

Section    13      All                                             640.00

Section    15      All                                             640.00

Section    21      Lots 1-4, E/2 NE/4, E/2 SE/4                    319.66

Section    23      All                                             640.00

Section    25      Lots 1-4, N/2 NE/4, N/2 NW/4                    181.60

Section    27      Lots 1-4, N/2 NE/4, N/2 NW/4                    180.40
                                                                 --------

                                 County Total                    6,339.39

                                   EXHIBIT C

                      CATEGORY II DEED, BERNALILLO COUNTY
                          Items Not Included in Grant


                                      NONE

                                   EXHIBIT D

                      CATEGORY II DEED, BERNALILLO COUNTY
                         Items to which Deed is Subject


Lease Option Agreement dated 10-08-97 between Cerrillos Land Co. and Santa Fe Energy Co., as amended on July 1, 1988, and as amended on December 1, 1989, a memorandum of which is recorded in Book 2, page 1630, in the official records of McKinley County, New Mexico.

Real Estate Taxes for the years 1997 and subsequent years.